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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 25, 2003


                             ViroPharma Incorporated
                 (Exact name of issuer as specified in charter)


            DELAWARE                     0-021699                  94-2347624
  (State or Other Jurisdiction          (Commission             (I.R.S. Employer
       of Incorporation or                  file                  Identification
          Organization)                   number)                    Number)


                             405 EAGLEVIEW BOULEVARD
                            EXTON, PENNSYLVANIA 19341
                    (Address of principal executive offices)


                                 (610) 458-7300
                         (Registrant's telephone number,
                              including area code)

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Item 5 - Other Events.

     As is more fully described in the attached press release that is incorporated herein by reference, on February 25, 2003, ViroPharma Incorporated reported financial results for the fourth quarter and fiscal year ended December 31, 2002.

Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

         Exhibit No.        Description
         -----------        -----------

            99              ViroPharma Incorporated Press Release dated February
                            25, 2003

                                   Signatures

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                               ViroPharma Incorporated

Date: February 25, 2003                              By:  /s/ Thomas F. Doyle
                                                         --------------------
                                                     Thomas F. Doyle
                                                     Vice President, General
                                                     Counsel and Secretary